                                                                     Exhibit 7.1
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         MONTHLY CERTIFICATEHOLDERS' STATEMENT                                                                            11/02/00
                                                                                                                    03:06 PM

                               NATIONAL CITY CREDIT CARD MASTER TRUST SERIES 1995-1

                       Collection Period:                              10/01/00
                                                                       10/31/00

                       Distribution Date:                              11/15/00
                       Transfer Date:                                  11/14/00


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, as amended (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as
         Servicer, "National City"), and The Bank of New York, as trustee (the "Trustee") as supplemented by the Series 1995-1 Supplement, dated as of June 1, 1995, National City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous month.
         The information which is required to be prepared with respect to the Distribution Date of November
         15, 2000, and with respect to the performance of the Trust during the month of October is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 1995-1
         Supplement.

A.       Information Regarding Distributions to the Class A Certificateholders

1.       The total amount of the distribution to Class A Certificateholders per $1,000 original certificate principal amount
                                                                                                                    $84.2777778

2.       The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 original certificate principal amount
                                                                                                                    $0.9444444

3.       The amount of the distribution set forth in paragraph 1 above in respect of principal on the Class A Certificates, per $1,000 original certificate principal amount
                                                                                                                    $83.3333333

B.       Class A Investor Charge-Offs and Reimbursement of Charge-Offs
         -------------------------------------------------------------

         1.       The Amount of Class A Investor Charge-Offs
                                                                                                                    $0.0000000

         2.       The amount of Class A Investor Charge-Offs set forth in paragraph 1 above, per
                  $1,000 original certificate principal amount
                                                                                                                    $0.0000000

         3.       The total amount reimbursed in respect of Class A Investor Charge-Offs                            $0.0000000

         4.       The amount set forth in paragraph 3 above, per $1,000 original certificate principal amount
                                                                                                                    $0.0000000

         5.       The amount, if any, by which the outstanding principal balance of the Class A
                  Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date
                                                                                                                    $0.0000000
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C.       Information Regarding Distributions to the Class B Certificateholders
         ---------------------------------------------------------------------

         1.       The total amount of the distribution to Class B Certificateholders per $1,000 original
                  certificate principal amount                                                                      $5.7666667


         2.       The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 original certificate principal amount
                                                                                                                    $5.7666667

         3.       The amount of the distribution set forth in paragraph 1 above in respect of principal on the Class B Certificates, per $1,000 original certificate principal amount
                                                                                                                    $0.0000000

D.       Class B Investor Charge-Offs and Reimbursement of Charge-Offs
         -------------------------------------------------------------

         1.       The Amount of Class B Investor Charge-Offs
                                                                                                                    $0.0000000

         2.       The amount of Class B Investor Charge-Offs set forth in paragraph 1 above, per
                  $1,000 original certificate principal amount
                                                                                                                    $0.0000000

         3.       The total amount reimbursed in respect of Class B Investor Charge-Offs
                                                                                                                    $0.0000000

         4.       The amount set forth in paragraph 3 above, per $1,000 original certificate principal amount
                                                                                                                    $0.0000000

         5.       The amount, if any, by which the outstanding principal balance of the Class B
                  Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date
                                                                                                                    $0.0000000

                 IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 10th day of November, 2000.

                           By:      NATIONAL CITY BANK
                                    as Seller and Servicer

                           By:      /s/ Thomas A. Chandler
                                    -------------------------------------
                           Name:    Thomas A. Chandler
                           Title:   Vice President - Credit Card Finance
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                                                                        RECEIVABLES

                 Beginning of the Month Principal Receivables                                                     $1,933,940,682.61
                 Beginning of the Month Finance Charge Receivables                                                $29,298,486.28
                 -------------------------------------------------                                                --------------
                 Beginning of the Month Total Receivables                                                         $1,963,239,168.89

                 Removed Principal Receivables                                                                    $0.00
                 Removed Finance Charge Receivables                                                               $0.00
                 ----------------------------------                                                               -----
                 Removed Total Receivables                                                                        $0.00

                 Additional Principal Receivables                                                                 $0.00
                 Additional Finance Charge Receivables                                                            $0.00
                 -------------------------------------                                                            -----
                 Additional Total Receivables                                                                     $0.00

                 End of the Month Principal Receivables                                                           $1,901,097,947.09
                 End of the Month Finance Charge Receivables                                                      $27,024,606.17
                 -------------------------------------------                                                      --------------
                 End of the Month Total Receivables                                                               $1,928,122,553.26

                 Special Funding Account Balance                                                                  $0.00
                 Aggregate Invested Amount (all Master Trust Series)                                              $708,333,333.33
                 End of Month Seller Amount                                                                       $1,192,764,613.76
                 End of Month Seller Percentage                                                                   168.39%

                                                                     DELINQUENCIES AND LOSSES

                 Total End of the Month Delinquencies                                                             RECEIVABLES
                                                                                                                  -----------

                                 30 - 59 Days Delinquent                                                          $24,285,603.29
                                 60 - 89 Days Delinquent                                                          $13,084,740.92
                                 90+ Days Delinquent                                                              $7,926,875.10
                                                                                                                  -------------

                 Total 30+ Days Delinquent                                                                        $45,297,219.31

                 Defaulted Amounts During the Month                                                               $6,354,866.87

                                                                         INVESTED AMOUNTS

                 Class A Initial Invested Amount                                                                  $470,000,000.00
                 Class B Initial Invested Amount                                                                  $30,000,000.00
                 -------------------------------                                                                  --------------
                 Total Initial Invested Amount                                                                    $500,000,000.00

                 Class A Invested Amount                                                                          $78,333,333.33
                 Class B Invested Amount                                                                          $30,000,000.00
                 -----------------------                                                                          --------------
                 Total Invested Amount                                                                            $108,333,333.33

                 Floating Allocation Percentage                                                                   5.6017%

                 Principal Allocation Percentage                                                                  5.6017%

                 Servicer Interchange Amount                                                                      $90,277.78
                 Monthly Servicing Fee                                                                            $90,277.78
                 ---------------------                                                                            ----------
                 Total Servicing Compensation                                                                     $180,555.56

                 Investor Default Amount                                                                          $355,980.58
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                                                           CLASS A AVAILABLE FUNDS

       Class A Floating Percentage                                                                      72.31%

                       Class A Finance Charge Collections                               $1,197,898.09
                       Other Amounts                                                    $0.00

       Total Class A Available Funds                                                                    $1,197,898.09

                       Class A Monthly Interest                                         $  443,888.89
                       Class A Servicing Fee                                            $   65,277.78
                       Class A Investor Default Amount                                  $  257,401.34


       Total Class A Excess Spread                                                                      $  431,330.08

       Required Amount                                                                                  $0.00

                                                           CLASS B AVAILABLE FUNDS

       Class B Floating Percentage                                                                      27.69%

                       Class B Finance Charge Collections                               $458,769.48
                       Other Amounts                                                    $0.00

       Total Class B Available Funds                                                                    $458,769.48

                       Class B Monthly Interest                                         $173,000.00
                       Class B Servicing Fee                                            $25,000.00
                       Class B Investor Default Amount                                  $98,579.24

       Total Class B Excess Spread                                                                      $162,190.24

       Total Class B Items                                                                              $0.00

                                                                EXCESS SPREAD

       Total Excess Spread                                                                              $593,520.32

                       Excess Spread Applied to the Required Amount                     $0.00
                       Excess Spread Applied to Class A Investor Charge-Offs            $0.00
                       Excess Spread Applied to Class B Items                           $0.00
                       Excess Spread Applied to Class B Investor Charge-Offs            $0.00
                       Excess Spread Applied to Cash Collateral Account                 $0.00
                       Excess Spread Applied to Monthly Cash Collateral Fee             $2,943.40
                       Excess Spread Applied to other amounts required under the
                         Loan Agmt                                                      $0.00

       Total Excess Spread Eligible for Group 1                                                         $590,576.92

                                               SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS

       Excess Finance Charge Collections Allocated to Series 1995-1

                       Excess Finance Charge Collections Applied to the Required
                         Amount                                                           $0.00
                       Excess Finance Charge Collections Applied to Class A Investor
                         Charge-Offs                                                      $0.00
                       Excess Finance Charge Collections Applied to Class B Items         $0.00
                       Excess Finance Charge Collections Applied to Class B Investor
                         Charge-Offs                                                      $0.00
                       Excess Finance Charge Collections Applied to Cash Collateral
                         Account                                                          $0.00
                       Excess Finance Charge Collections Applied to Monthly Cash
                         Collateral Fee                                                   $0.00
                       Excess Finance Charge Collections Applied to other amounts
                         owed Cash                                                        $0.00
                       Collateral Depositor                                               $0.00

       Total Excess Finance Charge Collections Eligible for Group 1                                     $0.00
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                                                                       YIELD AND BASE RATE

                                 Base Rate (Current Month)                                      7.8332%
                                 Base Rate (Prior Month)                                        7.8257%
                                 Base Rate (Two Months Ago)                                     7.8180%

                 Three Month Average Base Rate                                                                    7.8256%

                                 Portfolio Yield (Current Month)                                14.1752%
                                 Portfolio Yield (Prior Month)                                  13.2330%
                                 Portfolio Yield (Two Months Ago)                               15.0425%

                 Three Month Average Portfolio Yield                                                              14.1502%

                                                                      PRINCIPAL COLLECTIONS

                 Class A Principal Percentage                                                                     72.31%

                                 Class A Principal Collections                                  $14,959,939.62

                 Class B Principal Percentage                                                                     27.69%

                                 Class B Principal Collections                                  $5,729,338.58

                 Total Principal Collections                                                                      $20,689,278.20

                 Reallocated Principal Collections                                                                $0.00

                 Shared Principal Collections Allocable from other Series                                         $0.00

                                                                       CLASS A AMORTIZATION

                                 Controlled Amortization Amount                                 $39,166,666.67
                                 Deficit Controlled Amortization Amount                         $0.00

                 Controlled Distribution Amount                                                                   $39,166,666.67

                                                                       CLASS B AMORTIZATION

                                 Controlled Amortization Amount                                 $0.00
                                 Deficit Controlled Amortization Amount                         $0.00

                 Controlled Distribution Amount                                                                   $0.00

                                                                       INVESTOR CHARGE-OFFS

                 Class A Investor Charge-Offs                                                                     $0.00
                 Class B Investor Charge-Offs                                                                     $0.00

                 Previous Class A Charge-Offs Reimbursed                                                          $0.00
                 Previous Class B Charge-Offs Reimbursed                                                          $0.00

                                                                     CASH COLLATERAL ACCOUNT

                 Required Cash Collateral Amount                                                                  $7,041,666.67

                 Available Cash Collateral Amount                                                                 $7,041,666.67
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                                            NATIONAL CITY BANK,
                                                 as Seller and Servicer

                                    By:     /s/Thomas A. Chandler
                                            -----------------------------------
                                    Name:   Thomas A. Chandler
                                    Title:  Vice President - Credit Card Finance